Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FOURTH QUARTER EARNINGS

RESULTS AND 26th YEAR OF CONSECUTIVE EARNINGS GROWTH

ABILENE, Texas, January 24, 2013 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the fourth quarter of 2012 of $18.32 million, up 4.88 percent compared with earnings of $17.47 million in the same quarter last year. Basic earnings per share were $0.58 for the fourth quarter of 2012 compared with $0.56 in the same quarter a year ago.

Net interest income for the fourth quarter of 2012 increased 1.49 percent to $38.75 million compared with $38.18 million in the same period of 2011. The net interest margin, on a taxable equivalent basis, was 4.17 percent compared with 4.44 percent in the same quarter last year and 4.26 percent in the third quarter of this year.

The provision for loan losses was $642 thousand in the fourth quarter of 2012 compared with $1.22 million in the same quarter last year and $787 thousand in the third quarter of this year. Nonperforming assets as a percentage of loans and foreclosed assets totaled 1.22 percent at December 31, 2012, compared with 1.53 percent at September 30, 2012, and 1.64 percent at December 31, 2011. Classified loans totaled $67.14 million at December 31, 2012, compared to $76.48 million at September 30, 2012, and $87.31 million at December 31, 2011.

Noninterest income increased 16.85 percent in the fourth quarter of 2012 to $14.95 million compared with $12.79 million in the same quarter a year ago. Trust fees increased to $3.62 million in the fourth quarter of 2012 compared with $3.15 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $2.85 billion from $2.43 billion a year ago. ATM, interchange and credit card fees increased 11.55 percent to $3.96 million compared with $3.55 million in the same quarter last year. The net gain on securities sold during the fourth quarter of 2012 totaled $565 thousand compared to $164 thousand in the same quarter of 2011.

Noninterest expense increased in the fourth quarter of 2012 to $28.63 million from $26.26 million in the same quarter last year. The Company’s efficiency ratio was 49.86 percent in the fourth quarter of 2012 compared with 48.33 percent in the same quarter last year. Included in noninterest expense for the fourth quarter of 2012 was $718 thousand related to the Company’s consolidation of its charters and databases, which was discussed in a prior release.

For the year, net income increased 8.57 percent to $74.23 million from $68.37 million in 2011, making 2012 the 26th consecutive year of earnings increases for the Company. Basic earnings per share rose to $2.36 for the year from $2.17 in the previous year.

Net interest income increased 1.77 percent for the year to $154.68 million from $152.00 million a year ago. The provision for loan losses for 2012 totaled $3.48 million compared with $6.63 million in the previous year. Noninterest income was $57.21 million for the year compared with $51.44 million for the same period a year ago. Noninterest expense rose in 2012 to $109.05 million compared with $104.62 million in 2011.

As of December 31, 2012, consolidated assets for the Company totaled $4.50 billion compared with $4.12 billion a year ago. Loans grew 16.91 percent and totaled $2.09 billion at year end compared with loans of $1.79 billion a year ago. Total deposits were $3.63 billion as of December 31, 2012, which represents an 8.93 percent growth over $3.33 billion a year earlier. Shareholders’ equity rose to $556.96 million as of December 31, 2012, compared with $508.54 million in the previous year.

“We are pleased to report to our shareholders another record breaking year, and the 26th year of increased earnings especially in light of a stagnant National economy and very low interest rates,” said F. Scott Dueser, Chairman, President and CEO. “Our company experienced substantial internal growth in deposits and loans which could not have been achieved without the hard work and dedication of my associates and the support we receive from our shareholders and great customers.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates 11 banking regions with 55 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Crowley, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Merkel, Midlothian, Mineral Wells, Moran, Odessa, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Trent, Trophy Club, Waxahachie, Weatherford and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with six locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

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Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Quarter Ended
	2012				2011
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ASSETS:
Cash and due from banks	$207,018	$128,606	$122,534	$131,163	$146,239
Interest-bearing deposits in banks	139,676	25,633	25,794	84,169	104,597
Interest-bearing time deposits in banks	49,005	67,506	74,594	62,018	61,175
Fed funds sold	14,045	23,400	10,100	11,200	—
Investment securities	1,820,096	1,883,864	1,963,367	1,963,341	1,844,998
Loans	2,088,623	2,003,854	1,918,292	1,798,867	1,786,544
Allowance for loan losses	(34,839)	(34,932)	(34,747)	(34,529)	(34,315)

Net loans	2,053,784	1,968,922	1,883,545	1,764,338	1,752,229
Premises and equipment	84,122	80,580	80,404	79,308	76,483
Goodwill	71,865	71,865	71,865	71,865	71,865
Other intangible assets	108	136	175	213	257
Other assets	62,293	60,035	59,426	59,635	62,688

Total assets	$4,502,012	$4,310,547	$4,291,804	$4,227,250	$4,120,531

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Noninterest-bearing deposits	$1,311,708	$1,200,154	$1,156,238	$1,125,577	$1,101,576
Interest-bearing deposits	2,320,876	2,244,244	2,235,942	2,272,495	2,233,222

Total deposits	3,632,584	3,444,398	3,392,180	3,398,072	3,334,798
Short-term borrowings	259,697	254,480	251,428	237,567	207,756
Other liabilities	52,768	61,757	113,933	74,606	69,440
Shareholders’ equity	556,963	549,912	534,263	517,005	508,537

Total liabilities and shareholders’ equity	$4,502,012	$4,310,547	$4,291,804	$4,227,250	$4,120,531

	Quarter Ended
	2012				2011
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
INCOME STATEMENTS
Interest income	$39,801	$40,287	$39,911	$39,797	$39,888
Interest expense	1,049	1,168	1,355	1,540	1,704

Net interest income	38,752	39,119	38,556	38,257	38,184
Provision for loan losses	642	787	759	1,296	1,221

Net interest income after provision for loan losses	38,110	38,332	37,797	36,961	36,963
Noninterest income	14,948	15,499	13,464	13,298	12,792
Noninterest expense	28,633	27,203	26,745	26,468	26,257

Net income before income taxes	24,425	26,628	24,516	23,791	23,498
Income tax expense	6,107	6,828	6,165	6,035	6,032

Net income	$18,318	$19,800	$18,351	$17,756	$17,466

PER COMMON SHARE DATA
Net income - basic	$0.58	$0.63	$0.58	$0.56	$0.56
Net income - diluted	0.58	0.63	0.58	0.56	0.55
Cash dividends declared	0.25	0.25	0.25	0.24	0.24
Shares outstanding - end of period	31,496,881	31,488,530	31,481,747	31,477,483	31,459,635
Average outstanding shares - basic	31,490,402	31,484,375	31,478,980	31,466,706	31,454,197
Average outstanding shares - diluted	31,530,907	31,502,172	31,497,241	31,479,743	31,489,304

PERFORMANCE RATIOS
Return on average assets	1.68%	1.84%	1.75%	1.73%	1.74%
Return on average equity	13.09	14.53	14.01	13.79	13.88
Net interest margin (tax equivalent)	4.17	4.26	4.33	4.39	4.44
Efficiency ratio	49.86	46.61	48.02	48.08	48.33

	Year Ended Dec. 31,
	2012	2011
INCOME STATEMENTS
Interest income	$159,796	$160,021
Interest expense	5,112	8,024

Net interest income	154,684	151,997
Provision for loan losses	3,484	6,626

Net interest income after provision for loan losses	151,200	145,371
Noninterest income	57,209	51,438
Noninterest expense	109,049	104,624

Net income before income taxes	99,360	92,185
Income tax expense	25,135	23,816

Net income	$74,225	$68,369

PER COMMON SHARE DATA
Net income - basic	$2.36	$2.17
Net income - diluted	2.36	2.17
Cash dividends declared	0.99	0.95
Book value	17.68	16.16
Market value	39.01	33.43
Shares outstanding - end of period	31,496,881	31,459,635
Average outstanding shares - basic	31,480,155	31,443,712
Average outstanding shares - diluted	31,501,267	31,461,964

PERFORMANCE RATIOS
Return on average assets	1.75%	1.78%
Return on average equity	13.85	14.44
Net interest margin (tax equivalent)	4.28	4.62
Efficiency ratio	48.14	48.37

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2012				2011
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$34,932	$34,747	$34,529	$34,315	$34,301
Loans charged off	(1,119)	(1,064)	(766)	(1,405)	(2,195)
Loan recoveries	384	462	225	323	988

Net charge-offs	(735)	(602)	(541)	(1,082)	(1,207)
Provision for loan losses	642	787	759	1,296	1,221

Balance at end of period	$34,839	$34,932	$34,747	$34,529	$34,315

Allowance for loan losses / period-end loans	1.67%	1.74%	1.81%	1.92%	1.92%
Allowance for loan losses / nonperforming loans	159.1	143.4	130.1	164.3	171.0
Net charge-offs / average loans (annualized)	0.14	0.12	0.12	0.24	0.27

NONPERFORMING ASSETS
Nonaccrual loans	$21,800	$24,283	$26,606	$20,963	$19,975
Accruing loans 90 days past due	97	69	105	53	96

Total nonperforming loans	21,897	24,352	26,711	21,016	20,071
Foreclosed assets	3,565	6,373	7,149	7,852	9,464

Total nonperforming assets	$25,462	$30,725	$33,860	$28,868	$29,535

As a % of loans and foreclosed assets	1.22%	1.53%	1.76%	1.60%	1.64%
As a % of end of period total assets	0.57	0.71	0.79	0.68	0.72

CAPITAL RATIOS
Tier 1 risk-based	17.43%	17.66%	17.23%	17.73%	17.49%
Total risk-based	18.68	18.92	18.48	18.99	18.74
Tier 1 leverage	10.60	10.49	10.36	10.31	10.33
Equity to assets	12.37	12.76	12.45	12.23	12.34
	Quarter Ended
	2012				2011
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
NONINTEREST INCOME
Trust fees	$3,616	$3,723	$3,670	$3,454	$3,151
Service charges on deposits	4,432	4,337	4,042	3,882	4,313
ATM, interchange and credit card fees	3,961	3,767	3,784	3,676	3,551
Real estate mortgage fees	1,331	1,495	1,218	1,050	1,013
Net gain on sale of available-for-sale securities	565	1,479	382	346	164
Net gain (loss) on sale of foreclosed assets	162	(106)	(404)	6	(159)
Net gain (loss) on sale of assets	5	(32)	105	122	43
Other noninterest income	876	836	667	762	716

Total noninterest income	$14,948	$15,499	$13,464	$13,298	$12,792

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$13,565	$13,502	$13,304	$13,186	$12,753
Profit sharing expense	1,441	1,343	885	1,043	1,153
Net occupancy expense	1,790	1,806	1,743	1,737	1,707
Equipment expense	2,269	2,269	2,144	2,108	2,008
FDIC insurance premiums	565	563	565	527	517
ATM, interchange and credit card expenses	1,432	1,317	1,450	1,249	1,311
Legal, tax and professional fees	1,162	1,019	968	1,033	994
Audit fees	323	311	283	295	304
Printing, stationery and supplies	487	468	511	505	473
Amortization of intangible assets	28	38	38	44	84
Advertising and public relations	1,085	998	953	942	1,105
Correspondent bank service charges	220	220	216	200	198
Other noninterest expense	4,266	3,349	3,685	3,599	3,650

Total noninterest expense	$28,633	$27,203	$26,745	$26,468	$26,257

TAX EQUIVALENT YIELD ADJUSTMENT	$3,727	$3,743	$3,673	$3,495	$3,348

	Year Ended Dec. 31,
	2012	2011
NONINTEREST INCOME
Trust fees	$14,464	$12,671
Service charges on deposits	16,693	17,689
ATM, interchange and credit card fees	15,187	13,587
Real estate mortgage fees	5,094	3,943
Net gain on sale of available-for-sale securities	2,772	492
Net gain (loss) on sale of foreclosed assets	(350)	(1,315)
Net gain (loss) on sale of assets	207	897
Other noninterest income	3,142	3,474

Total noninterest income	$57,209	$51,438

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$53,558	$51,568
Profit sharing expense	4,711	4,688
Net occupancy expense	7,076	6,862
Equipment expense	8,790	7,800
FDIC insurance premiums	2,220	2,646
ATM, interchange and credit card expenses	5,448	4,918
Legal, tax and professional fees	4,182	4,212
Audit fees	1,211	1,158
Printing, stationery and supplies	1,970	1,831
Amortization of intangible assets	149	402
Advertising and public relations	3,977	3,817
Correspondent bank service charges	856	804
Other noninterest expense	14,901	13,918

Total noninterest expense	$109,049	$104,624

TAX EQUIVALENT YIELD ADJUSTMENT	$14,637	$12,851

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended Dec. 31, 2012
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$15,519	$—	—%
Interest-bearing deposits in nonaffiliated banks	133,782	130	0.39%
Taxable securities	1,056,945	6,821	2.58%
Tax exempt securities	807,844	9,900	4.90%
Loans	2,035,158	26,677	5.21%

Total interest-earning assets	4,049,248	43,528	4.28%
Noninterest-earning assets	296,905

Total assets	$4,346,153

Interest-bearing liabilities:
Deposits	$2,267,207	$990	0.17%
Fed funds purchased and other short term borrowings	267,669	59	0.09%

Total interest-bearing liabilities	2,534,876	1,049	0.16%
Noninterest-bearing liabilities	1,254,694
Shareholders’ equity	556,583

Total liabilities and shareholders’ equity	$4,346,153

Net interest income and margin (tax equivalent)		$42,479	4.17%

	Year Ended Dec. 31, 2012
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$11,589	$6	0.05%
Interest-bearing deposits in nonaffiliated banks	122,999	748	0.61%
Taxable securities	1,144,763	31,318	2.74%
Tax exempt securities	762,754	39,049	5.12%
Loans	1,909,890	103,312	5.41%

Total interest-earning assets	3,951,995	174,433	4.41%
Noninterest-earning assets	285,922

Total assets	$4,237,917

Interest-bearing liabilities:
Deposits	$2,255,239	$4,877	0.22%
Fed funds purchased and other short term borrowings	258,863	235	0.09%

Total interest-bearing liabilities	2,514,102	5,112	0.20%
Noninterest-bearing liabilities	1,187,883
Shareholders’ equity	535,932

Total liabilities and shareholders’ equity	$4,237,917

Net interest income and margin (tax equivalent)		$169,321	4.28%